UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2009

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2009, Cardinal Health, Inc. (“Cardinal Health”) completed the previously announced spin-off of CareFusion Corporation (“CareFusion” or the “Company”) through a pro rata distribution to Cardinal Health shareholders of approximately 81% of the Company’s outstanding common stock (the “Distribution”). On August 31, 2009, in connection with the Distribution, the Company entered into several agreements with Cardinal Health that govern the relationship of the parties following the spin-off, including the following:

•	Employee Matters Agreement

•	Transition Services Agreement

•	Tax Matters Agreement

•	Stockholder’s and Registration Rights Agreement

A summary of certain material features of the agreements can be found in the section entitled “Our Relationship with Cardinal Health Following the Distribution” in CareFusion’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to CareFusion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2009, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2009, Cardinal Health, as the Company’s sole stockholder, approved the amendment and restatement of the Company’s By-Laws (the “Amended and Restated By-Laws”). On August 28, 2009, the Company took the following actions with respect to its Certificate of Incorporation:

•

the Company amended its Certificate of Incorporation to increase the Company’s authorized capital stock and to effect a forward stock split to enable Cardinal Health to distribute the Company’s common stock in the Distribution in the amounts and in the manner set forth in the Information Statement; and

•	following the amendment of the Company’s Certificate of Incorporation, the Company then amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”).

A description of the material provisions of the of the Amended and Restated By-Laws and the Amended and Restated Certificate of Incorporation is included under the section “Description of Our Capital Stock” in the Information Statement, which is incorporated herein by reference. The description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, included with this report as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted Corporate Governance Guidelines and a Code of Conduct for employees and directors. A copy of the Company’s Corporate Governance Guidelines and Code of Conduct are available under the Investor Relations section of the Company’s website, www.carefusion.com.

Item 7.01	Regulation FD Disclosure.

On September 1, 2009, the Company issued a news release announcing that Cardinal Health had completed the spin-off of the Company through the pro rata distribution of approximately 81% of the shares of CareFusion common stock to Cardinal Health’s shareholders. A copy of the news release is included with this report as Exhibit 99.1.

Item 8.01	Other Events.

As set forth in the Information Statement, the Company planned to enter into an employment agreement with David Schlotterbeck in connection with the spin-off with respect to his service as the Company’s Chief Executive Officer. On August 31, 2009, the Board approved, and the Company entered into, an employment agreement (the “Employment Agreement”) with Mr. Schlotterbeck. A summary of certain material features of the Employment Agreement can be found in the Information Statement in the section entitled “Executive Compensation” under the heading “Employment Agreements and Other Employment Arrangements”, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Employment Agreement and the forms of retention equity awards attached thereto, which awards will be granted to Mr. Schlotterbeck pursuant to the Agreement. These agreements are included with this report as Exhibit 10.1, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161611).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161611).

10.1	Employment Agreement, dated as of August 31, 2009, between CareFusion Corporation and David L. Schlotterbeck, including forms of Retention Award Agreements for Non-Qualified Stock Options and Restricted Stock Units.*

99.1	News release issued by CareFusion Corporation on September 1, 2009.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: September 2, 2009	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161611).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161611).

10.1	Employment Agreement, dated as of August 31, 2009, between CareFusion Corporation and David L. Schlotterbeck, including forms of Retention Award Agreements for Non-Qualified Stock Options and Restricted Stock Units.*

99.1	News release issued by CareFusion Corporation on September 1, 2009.*

*	Filed herewith.

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